EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the LKCM Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the LKCM Funds for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the LKCM Funds for the stated period.


/s/ J. Luther King, Jr.                  /s/ Richard Lenart
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J. Luther King, Jr.                      Richard Lenart
Principal Executive                      Principal Financial
Officer/President, LKCM Funds            Officer/Treasurer, LKCM Funds

Dated: March 9, 2010
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by LKCM Funds for purposes of Section 18 of the Securities Exchange Act of 1934.